UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 31, 2006
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-16760 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-10
EX-99

Item 1.01. Entry Into a Material Definitive Agreement
     On October 31, 2006, MGM MIRAGE, a Delaware corporation (“Company”), entered into a purchase agreement to sell its Buffalo Bill’s, Primm Valley and Whiskey Pete’s hotel-casinos (collectively known as “Primm Valley Resorts”) located in Primm, Nevada, to Herbst Gaming, Inc. for a purchase price of $400 million.
     The transaction is subject to customary closing conditions contained in the Purchase Agreement (“Purchase Agreement”), by and among New York-New York Hotel & Casino, LLC (“Seller”), PRMA Land Development Company (“PRMA”), Primadonna Company, LLC (“Primadonna”) and Herbst Gaming, Inc. (“Purchaser”), including receipt of all gaming and other regulatory approvals. The parties anticipate that the transaction will be completed by the end of the first quarter of 2007.
     The Purchase Agreement contains limited representations and warranties of the Company, Seller, PRMA, Primadonna and Purchaser, as well as indemnification and termination rights in favor of the parties thereto.
     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms of the Purchase Agreement, which is filed as Exhibit 10 to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     The following information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the press release, attached as Exhibit 99 hereto, is being furnished to, but not filed with, the Securities and Exchange Commission (“SEC”).
     On November 1, 2006, the Company issued a press release, a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K, announcing the Company’s execution of the Purchase Agreement.
Item 9.01. Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Exhibits:

No.	Description

10	Purchase Agreement dated October 31, 2006.

99*	Text of the press release of the Company dated November 1, 2006.

*
Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: November 1, 2006	By:	/s/ Bryan L. Wright
	Name:	Bryan L. Wright
	Title:	Senior Vice President, Assistant General Counsel and Assistant Secretary

INDEX TO EXHIBITS

No.	Description

10	Purchase Agreement dated October 31, 2006.

99*	Text of the press release of the Company dated November 1, 2006.

*
Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.